Derivatives	9 Months Ended
Sep. 30, 2024
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives	Derivatives
The Company previously entered into interest rate cap and swap agreements for purposes of managing its exposure to interest rate fluctuations.

On November 29, 2022, the Company entered into two interest rate cap agreements ("2022 Caps") with an initial total notional value of $2,101 million to limit its exposure to changes in the variable interest rate on its Senior Secured Credit Facilities. Interest on the 2022 Caps began accruing on December 30, 2022 and the interest rate caps were due to expire on December 31, 2024. Under the terms of the interest rate caps, the Company had paid a fixed rate of 0.42% and received a variable rate equal to the amount that the three-month SOFR exceeds 4.75%.

On November 29, 2022, the Company entered into an interest rate swap agreement ("2022 Swap") with an initial notional value of $1,101 million to limit its exposure to changes in the variable interest rate on its Senior Secured Credit Facilities. Interest on the 2022 Swap was due to begin accruing on December 31, 2024 and the interest rate swap was due to expire on September 30, 2026. Under the terms of the interest rate swap, the Company would have paid a fixed rate of 3.4% and would have received a variable rate of interest equal to the three-month SOFR on the 2022 Swap.

The 2022 Caps and the 2022 Swap were designated as cash flow hedges. Gains and losses were initially reported as a component of other comprehensive income/loss and subsequently recognized in net income.

During the quarter ended June 30, 2024, the Company’s exposure to interest rate fluctuations significantly reduced with the voluntary and mandatory repayments made of $2,014.9 million of the senior secured term loan facility. Given this reduction and the repricing of the Senior Secured Credit facilities (which occurred during the quarter ended March 31, 2024), the Company closed the 2022 Caps and 2022 Swap agreements.

As at September 30, 2024, 72% of the Company’s outstanding debt is at a fixed interest rate (December 31, 2023: 13%).

As of June 30, 2024, following the closure of the interest rate caps and interest rate swap, the Company derecognized the derivative positions (December 31, 2023: current derivative liability of $1.9 million within Other Liabilities and a non-current derivative liability of $0.5 million within Non-Current Other Liabilities).

During the three months ended September 30, 2024, the Company recognized a loss of $0.2 million (September 30, 2023: $5.0 million gain) within other comprehensive income/loss after a reclassification of $0.2 million gain (September 30, 2023: $0.3 million) from other comprehensive income/loss to the income statement.

During the nine months ended September 30, 2024, the Company recognized a gain of $4.8 million (September 30, 2023: $15.1 million) within other comprehensive income/loss after a reclassification of $13.7 million gain (September 30, 2023: $3.3 million) from other comprehensive income/loss to the income statement.

The fair value of the Company’s derivative financial instruments at December 31, 2023 ($nil at September 30, 2024), on a gross basis, are summarized in the following table:

	December 31, 2023
	Asset	Liability	Notional
	(in thousands)
Interest Rate Caps	$—	$1,871	$1,600,606
Interest Rate Swap	—	540	1,100,606
Total derivatives designated as hedging instruments	$—	$2,411	$2,701,212